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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 2, 2003


                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT, DATED AS OF MARCH 1, 2003, PROVIDING FOR THE ISSUANCE OF
             ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 2003-2)


                   Option One Mortgage Acceptance Corporation
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)
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         DELAWARE                    333-101483            33-0727357
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(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                    File Number)         Identification Number)

       3 Ada
       Irvine, California                         92618
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(Address of Principal Executive Offices)          (Zip Code)


Registrant's telephone number, including area code:  (949) 790-8100
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                                       -2-

Item 2. ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pool

          On March 14, 2003, a single series of certificates, entitled Option One Mortgage Loan Trust 2003-2, Asset-Backed Certificates, Series 2003-2 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of March 1, 2003 (the "Agreement"), attached hereto as Exhibit 4.1, among Option Mortgage Acceptance Corporation as depositor (the "Depositor"), Option One Mortgage Corporation ("Option One") as master servicer (the "Master Servicer") and Wells Fargo Bank Minnesota, National Association as trustee (the "Trustee"). The Certificates consist of eleven classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates", "Class A-2 Certificates", "Class A-3 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class M-5 Certificates", "Class C Certificates", "Class P Certificates", "Class R Certificates" and "Class R-X Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate and fixed rate, first lien and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $1,589,600,000 as of March 1, 2003 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to (i) the Mortgage Loan Purchase Agreements, dated March 11, 2003, among Option One, Option One Owner Trust 2001-1A, Option One Owner Trust 2001-1B, Option One Owner Trust 2002-3 and Option One Owner Trust 2001-2, as applicable, as sellers and the Depositor (the "Mortgage Loan Purchase Agreements") and (ii) the Mortgage Loan Purchase Agreement, dated March 11, 2003, between Option One and the Depositor (the "Option One Purchase Agreement"). The Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates and the Class M-5 Certificates were sold by the Depositor to Greenwich Capital Markets, Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated March 11, 2003 (the "Underwriting Agreement") among the Depositor, Option One and the Underwriter.

     The Certificates have the following initial Certificate Balances and Pass-Through Rates:




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                                       -3-



                   Initial Certificate Principal
  Class               Balance or Notional Amount            Pass-Through Rate
----------       ------------------------------------     ---------------------
   A-1                      $1,000,000,000                       Variable
   A-2                      $  372,000,000                       Variable
   A-3                      $   32,000,000                       Variable
   M-1                      $   76,000,000                       Variable
   M-2                      $   60,000,000                       Variable
   M-3                      $   24,000,000                       Variable
   M-4                      $   20,000,000                   6.06% per annum
   M-5                      $    5,600,000                   6.25% per annum
    C                       $   10,399,900                       Variable
    P                          $100.00                             N/A
    R                            100%                              N/A
   R-X                           100%                              N/A

     The Certificates, other than the Class C Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated March 11, 2003, and the Prospectus Supplement, dated March 11, 2003, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class C Certificates, the Class P Certificates and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.     Financial Statements and Exhibits
            ---------------------------------

            (a)  Not applicable

            (b)  Not applicable

            (c)  Exhibits




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                                       -4-


Exhibit No.                               Description
-----------                               -----------
   4.1                    Pooling and Servicing Agreement, dated as of March 1,
                         2003, by and among Option One Mortgage Acceptance Corporation as Depositor, Option One Mortgage Corporation as Master Servicer and Wells Fargo Bank Minnesota, National Association as Trustee, relating to the Series 2003-2 Certificates.




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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 2, 2003


                                           OPTION ONE MORTGAGE ACCEPTANCE
                                           CORPORATION


                                           By:     /s/ David S. Wells
                                                --------------------------------
                                           Name:   David S. Wells
                                           Title:  Assistant Secretary







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                                Index to Exhibits
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                                                                 Sequentially
Exhibit No.                     Description                      Numbered Page
-----------                     -----------                      -------------
    4.1 Pooling and Servicing Agreement, dated as of March 1, 2003, by and among Option One
                 Mortgage Acceptance Corporation as
                 Depositor, One Mortgage Corporation as
                 Master Servicer and Wells Fargo Bank
                 Minnesota, National Association as Trustee relating to the Series 2003-2
                 Certificates.






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                         Exhibit 4.1